EXHIBIT 10.94.2



                                 AMENDMENT NO. 2
                                       TO
                             SECURED PROMISSORY NOTE


         This Amendment No. 2 (this "AMENDMENT") to the Secured Promissory Note is executed as of January 2, 2002, between Trans Textil International, S.A. de C.V. (formerly, Tex Transas, S.A. de C.V.), a corporation formed under the laws of the Republic of Mexico (the "COMPANY"), Tarrant Company Limited, a corporation formed under the laws of Hong Kong ("TCL"), and Trade Link Holdings Company, a corporation formed under the laws of Hong Kong ("TLH" and, collectively with TCL, the "PAYEES").

         WHEREAS, the Payees collectively are the holder of that certain Secured Promissory Note, dated October 5, 2000, in the original principal amount of $47,702,128.00, as amended as of December 18, 2001 (the "NOTE").

         WHEREAS, the Company and Payees desire to amend the Note as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The Note is hereby amended as follows:

         Effective as of November 1, 2001, the interest that accrues on the outstanding principal amount of the Note shall be payable in full on December 31, 2002 and in annual installments thereafter on December 31 of each calendar year.

2. Except as expressly set forth above, the terms and conditions of the Note shall remain unchanged by this Amendment and the Note shall remain in full force and effect in accordance with its terms.

3. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

                                     COMPANY

                                     TRANS TEXTIL INTERNATIONAL, S.A. de C.V.

                                     By:        /S/ KAMEL NACIF
                                              ----------------------------------
                                              Kamel Nacif

                                     Its:     AUTHORIZED SIGNATORY
                                              ----------------------------------

ACKNOWLEDGED AND AGREED AS
OF THE DATE FIRST ABOVE WRITTEN:

PAYEES:

TARRANT COMPANY LIMITED

By:        /S/ EDDY YUEN
         ----------------------------

Its:     AUTHORIZED SIGNATORY


TRADE LINK HOLDINGS COMPANY

By:        /S/ EDDY YUEN
         ----------------------------
         Eddy Yuen

Its:     AUTHORIZED SIGNATORY